UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2020
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston,	Texas	W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2020, LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance III, LLC (the “Issuer”), completed the underwritten public offering and sale by the Issuer of $500 million aggregate principal amount of 2.875% Guaranteed Notes due 2025 (the “2025 Notes”), $500 million aggregate principal amount of 3.375% Guaranteed Notes due 2030 (the “2030 Notes”), and $1 billion aggregate principal amount of 4.200% Guaranteed Notes due 2050 (together with the 2025 Notes and 2030 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by the Company.

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-229812) and was made pursuant to the prospectus dated February 22, 2019 (the “Base Prospectus”), as supplemented by the prospectus supplement dated April 15, 2020 relating to the Notes and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (together with the Base Prospectus, the “Prospectus”). The Notes were issued under an indenture, dated as of October 10, 2019, among the Company, the Issuer and Wells Fargo Bank, National Association, as trustee (the “Indenture”). The terms of the Notes and the guarantees by the Company are set forth in an officer’s certificate of the Issuer delivered pursuant to the Indenture (the “Officer’s Certificate”).

The descriptions of the Notes, the Indenture, and the Officer’s Certificate are included in the Prospectus and are incorporated herein by reference. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture and the Officer’s Certificate, copies of which are filed as Exhibits 4.1 and 4.2 to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01. Other Events.

On April 15, 2020, the Company and the Issuer, entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, relating to the underwritten public offering and sale by the Issuer of the Notes.

The description above is a summary and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

1.1*
Underwriting Agreement dated April 15, 2020 among LyondellBasell Industries N.V., LYB International Finance III, LLC and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1
Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of October 10, 2019 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on October 10, 2019)

4.2*
Officer’s Certificate of LYB International Finance III, LLC relating to the 2.875% Guaranteed Notes due 2025, 3.375% Guaranteed Notes due 2030, and 4.200% Guaranteed Notes due 2050 dated as of April 20, 2020

4.3*	Form of LYB International Finance III, LLC’s 2.875% Guaranteed Notes due 2025 (included in Exhibit 4.2)

4.4*	Form of LYB International Finance III, LLC’s 3.375% Guaranteed Notes due 2030 (included in Exhibit 4.2)

4.5*	Form of LYB International Finance III, LLC’s 4.200% Guaranteed Notes due 2050 (included in Exhibit 4.2)

5.1*	Legal opinion of Latham & Watkins LLP

5.2*	Legal opinion of De Brauw Blackstone Westbroek N.V.

8.1*	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

23.2*	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibits 5.2 and 8.1)

104*	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	April 21, 2020	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President